AMENDED EXHIBIT A
                             DATED DECEMBER 8, 2016
                                       TO
                      THE ADVISORS' INNER CIRCLE FUND III
                           SHAREHOLDER SERVICES PLAN
                            DATED DECEMBER 10, 2015

                            SHAREHOLDER SERVICE FEES

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FUND                                                      CLASS OF SHARES                      MAXIMUM SHAREHOLDER SERVICE FEE
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NorthPointe Small Cap Value Fund                          Investor Class Shares                            0.25%
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NorthPointe Large Cap Value Fund                          Investor Class Shares                            0.25%
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Rothschild Larch Lane Alternatives Fund                   Investor Class Shares                            0.10%
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Logan Circle Partners Core Plus Fund                      R Class Shares                                   0.25%
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Logan Circle Partners MultiSector Fixed Income Fund       R Class Shares                                   0.25%
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Knights of Columbus Core Bond Fund                        Class S Shares                                   0.20%
                                                          ---------------------------
                                                          Investor Shares
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Knights of Columbus Limited Duration Bond Fund            Class S Shares                                   0.20%
                                                          ---------------------------
                                                          Investor Shares
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Knights of Columbus Large Cap Growth Fund                 Class S Shares                                   0.20%
                                                          ---------------------------
                                                          Investor Shares
------------------------------------------------------------------------------------------------------------------------------------
Knights of Columbus Large Cap Value Fund                  Class S Shares                                   0.20%
                                                          ---------------------------
                                                          Investor Shares
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Knights of Columbus Small Cap Equity Fund                 Class S Shares                                   0.20%
                                                          ---------------------------
                                                          Investor Shares
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Knights of Columbus International Equity Fund             Class S Shares                                   0.20%
                                                          ---------------------------
                                                          Investor Shares
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PineBridge Dynamic Asset Allocation Fund                  Investor Servicing Shares                        0.15%
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SGA International Equity Fund                             Investor Shares                                  0.25%
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SGA International Equity Plus Fund                        Investor Shares                                  0.25%
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SGA International Small Cap Equity Fund                   Investor Shares                                  0.25%
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SGA Global Equity Fund                                    Investor Shares                                  0.25%
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RWC Global Emerging Equity Fund                           Class N Shares                                   0.15%
                                                          ---------------------------
                                                          Class I Shares
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GQG Partners Emerging Markets Equity Fund                 Investor Shares                                  0.25%
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BNP Paribas AM Absolute Return Fixed Income Fund          Investor Shares                                  0.15%
                                                          ---------------------------
                                                          Retail Shares
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BNP Paribas AM Global InflationLinked Bond Fund           Investor Shares                                  0.15%
                                                          ---------------------------
                                                          Retail Shares
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BNP Paribas AM Emerging Markets Debt Fund                 Investor Shares                                  0.15%
                                                          ---------------------------
                                                          Retail Shares
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BNP Paribas AM Emerging Markets Equity Fund               Investor Shares                                  0.15%
                                                          ---------------------------
                                                          Retail Shares
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BNP Paribas AM MBS Fund                                   Investor Shares                                  0.15%
                                                          ---------------------------
                                                          Retail Shares
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM U.S. Small Cap Equity Fund                 Investor Shares                                  0.15%
                                                          ---------------------------
                                                          Retail Shares
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